Exhibit 10.8

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of December 22, 2011 (this “Agreement”), by and among MORGAN STANLEY SENlOR FUNDING, INC. (“MSSFI” or “New U.S. Revolving Credit Lender”), LAUREATE EDUCATION, INC., a Maryland corporation (the “Borrower”), and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrowers, the lenders or other financial institutions or entities from time to time party thereto, and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

WHEREAS, subject to the terms and conditions of the Amended and Restated Credit Agreement, the Borrower may request and receive New U.S. Revolving Credit Commitments by entering into one or more Joinder Agreements with the New U.S. Revolving Credit Lender.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The New U.S. Revolving Credit Lender hereby agrees to commit to the Borrower to provide  its Series 2016 U.S. Revolving Credit Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth herein.

The New U.S. Revolving Credit Lender (i) confirms that it has received a copy of the Amended and Restated Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and inf01mation as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this “Agreement”); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Lender.

The New U.S. Revolving  Credit Lender hereby  agrees to make its Series 2016 U.S. Revolving Credit Commitment on the following terms and conditions:

1.                                    Applicable Margin. The terms and provisions of the New Revolving Credit Loans and the New Revolving Credit Commitments shall be identical to  the Series 2016 U.S. Revolving Credit Loans and the Series 2016 U.S. Revolving Credit Commitments, respectively.

2.                                      New Lender. The New U.S. Revolving Credit Lender aclmowledges and agrees that upon its execution of this Agreement and the making of New Revolving Credit Loans that the New U.S. Revolving Credit Lender shall become a “Lender” under, and for all purposes of, the Amended and Restated Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Set forth on Schedule B hereto is the Lending Office of the New U.S. Revolving Credit Lender.

3.                                      Amended and Restated Credit Agreement Governs.  Except as set forth in this Agreement, the New Revolving Credit Loans shall otherwise be subject to the provisions of the Amended and Restated Credit Agreement and the other Credit Documents.

4.                                      Borrowers’ Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her lmowledge, and the Borrower hereby certifies that:

1.                                     the representations and warranties contained in the Amended and Restated Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date,  in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

n.     no event has occnrred and is continuing or would result from the execution and delivery of this Agreement that would constitute a Default or an Event of Default; and

111. the Borrower has performed in all material  respects all agreements and satisfied all conditions which the Amended and Restated  Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

5.                                     Borrower’s Covenants. By its execution of this Agreement, the Borrower hereby covenants that it shall deliver or cause to be delivered the following legal opinions and documents: (i) opinion of DLA Piper LLP, (ii) Notice of Borrowing, (iii) the results of a recent confirmatory lien search with respect to each U.S. Credit Party in the jurisdiction where each such U.S. Credit Party is located, and such search shall reveal no liens on any of the assets of the U.S. Credit Parties except for liens permitted by the Amended and Restated Credit Agreement, (iv) Officer’s Certificate dated the date hereof certifying that the conditions precedent in Section 7.1 have been met, (v) certified copies of the resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and perfonnance of this Agreement by the secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment, (vi) signature and incumbency certificates of the officers of the Borrower executing this Agreement, (vii) certified copy of the Articles of Incorporation of the Borrower certified by the secretary or assistant secretary of the Borrower, together with a good standing certificate from the Secretary of State or applicable department of the State of incorporation of the Borrower (with certification as to good standing for payment of applicable franchise or similar taxes from the appropriate taxing authority of such state) and (viii) a reaffirmation agreement executed by each U.S. Credit Party, together with all other documents reasonably requested by Administrative Agent in connection with this Agreement.

6.                                      Notice. For purposes of the Amended and Restated Credit Agreement, the initial notice address of the New U.S. Revolving Credit Lender shall be as set forth below its signature below.

7.                                      Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the New U.S. Revolving Credit Commitments and the New U.S. Revolving Credit Loans made by New U.S. Revolving Credit Lender in the Register.

8.                                     Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

9.                                      Entire Agreement. This Agreement, the Amended and Restated Credit Agreement and the other Credit Documents constitute the entire agreement among the  parties  with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

10.                              GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.                             Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

12.                             Counterparts; Electronic Delivery of Signatures. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Joinder Agreement to be duly executed and delivered as of the date first above written.

LAUREATE EDUCATION, INC.,
as Borrower

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: Chief Financial Officer

Signature page to Joinder Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as New U.S. Revolving Credit Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

Address for Notices:

Morgan Stanley Senior Funding, Inc.
1585 Broadway
New York, NY 10036

Signature page to Joinder Agreement

CITIBANK, N.A., as Administrative Agent and
Collateral Agent

By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Vice President

Signature page to Joinder Agreement

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
Morgan Stanley Senior Funding, Inc.	New U.S. Revolving Credit Commitment	$50,000,000

SCHEDULE A-1